Exhibit 32 .1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Viropro, Inc, (the "Company") on Form 10-Q/A for the period ending February 28, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Serge Beausoleil, acting as Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Serge Beausoleil

_____________________________________________

Serge Beausoleil, President & CEO

Dated:  November 2, 2009

A signed original of this written statement required by Section 906 has been provided to Viropro Inc. and will be retained by Viropro Inc. and furnished to the Securities and Exchange Commission or its staff upon request.